UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
Form 8-K
__________________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 13, 2022

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500
____________________
(Registrant’s telephone number, including area code)

Not Applicable
___________________
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading symbol            Name of each exchange on which registered:
Common Stock, No Par Value        FBNC                The Nasdaq Global Select Market

First Bancorp

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 10, 2022, First Bancorp (the “Company”) filed Articles of Amendment with the North Carolina Department of the Secretary of State, amending its Articles of Incorporation to increase the number of authorized shares of common stock from 40 million to 60 million. The Articles of Amendment are attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits
(a) Exhibits. The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Articles of Amendment of the Company filed with the North Carolina Department of the Secretary of State on June 10, 2022.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

June 14, 2022	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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